Patterson-UTI Energy, Inc. J.P. Morgan 2022 Energy, Power & Renewables Conference June 23, 2022

Forward Looking Statements This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation.

Market Update Strong fundamentals in U.S. drilling and completions markets with tight capacity for premium equipment Drilling rig dayrates have never moved up as fast as over the past six-to-nine months Leading edge dayrates for Tier-1 rigs including ancillary technologies and equipment are now over $30,000 In April, we increased our expectation for 2022 total consolidated adjusted EBITDA to exceed $500 million We are already in contract negotiations for drilling rigs and hydraulic fracturing services for 2023

Patterson-UTI Segments 2 DRILLING PUMPING Onshore contract drilling in U.S. and Colombia, primarily focused on Tier-1, Super-Spec rigs and rigs capable of using alternative fuel sources such as natural gas, hi-line electrical power, and lithium batteries Full-service pressure pumping focused on engineered solutions and dual-fuel capable spreads with a strong reputation for regional knowledge and efficient operations DIRECTIONAL Comprehensive suite of directional drilling services with a strong reputation for the reliability and durability of downhole performance motors, MWD and remote operations RELIABILITY API-certified drilling equipment recertifications and upgrades for improved rig performance Large selection of equipment and field support used in drilling, completions and production RENTALS DATA ANALYTICS Space flight navigation algorithms to improve the accuracy of horizontal wellbore placement and quality POWER Electrical engineering, equipment, automation software, energy storage and field support to the energy, marine and heavy-equipment industries Revenue1% 37% PRESSURE PUMPING 50% CONTACT DRILLING 4% 9% DIRECTIONAL DRILLING 1 Patterson-UTI reported revenue for the three months ended March 31, 2022. OTHER

35% of total shale well cost1 Drilling Services 60% of total shale well cost1 Completion Services Estimated well cost data provided by Rystad Energy Leading Provider of Critical Path Services ~50% of E&P total well spend includes services provided by Patterson-UTI

Patterson-UTI Segment Synergies Deeper customer relationships Breadth of our service offerings provides us with Greater market intelligence Technical collaborations across businesses Shared infrastructure for data analytics

Patterson-UTI Marketing Synergies Increasing Customer Alignment Between Contract Drilling and Pressure Pumping

Contract Drilling

Patterson-UTI Drilling

What is a Tier-1, Super-Spec Rig?

Patterson-UTI is a market and technology leader



Mast rated for at least 750,000 pound hookload

1,500 hp elevated drawworks for more room under rig floor

High pressure circulating system (7,500 psi)

Third mud pump for greater hydraulic horsepower

Multi-well pad capable

AC Powered

A super-spec rig is defined as at least a 1,500 horsepower, AC-powered rig that has at least a 750,000-pound hookload, a 7,500-psi circulating system, and is pad-capable.
A Tier-1, super-spec rig is defined as a super-spec rig that also has a third mud pump and raised drawworks that allow for more clearance underneath the rig floor.

PATTERSON-UTI

10

Rig count as of June 21, 2022. Active U.S. rigs represents the number of the Company’s drilling rigs that were earning revenue under a drilling contract in the United States. Total U.S. Rig Fleet Active U.S. Rigs1 Utilization Tier-1, Super-Spec 115 109 95% Super-Spec 56 9 16% Total Super-Spec 171 118 69% AC-Powered APEX® Rigs 13 6 46% Total U.S. Land Rig Fleet 184 124 67% Patterson-UTI Drilling The market is tight! Industry utilization of Tier-1, Super-Spec rigs is very tight We have 100% utilization of our Tier-1, Super-Spec rigs in the Permian basin Patterson-UTI is a leader in super-spec rigs available for reactivation

U.S. Drilling Margins per Operating Day Upside remains to prior peak margins Adjusted gross margin is defined as revenues less direct operating costs and excludes, other operating expenses, net, selling, general and administrative expenses and depreciation, amortization and impairment. Average adjusted gross margin per operating day is defined as adjusted gross margin divided by operating days. 2014 estimated average adjusted gross margin per operating day includes only AC-powered rigs for purposes of comparability with our current rig fleet. Estimates calculated as total revenue from AC-powered rigs less direct costs for AC-powered rigs less support cost allocation, divided by total operating days for AC-powered rigs. 2 U.S. Drilling Average Adjusted Gross Margin per Operating Day 1

Pressure Pumping

Universal Pressure Pumping

Full-Service Pumping Hydraulic Fracturing Cementing Lab Services Logistics Engineering

Directional Drilling and Data Analytics

MS Directional A leading provider of directional drilling services Strong reputation for the reliability and durability of downhole performance motors and measurement-while-drilling (MWD) tools Remote MWD operations with reduced personnel are standard on all directional drilling jobs

Superior QC Space flight navigation algorithms Improved well placement Better steering to target zones Better wellbore quality

EcoVerse™

PTEN Sustainability Firsts

100% Natural Gas Generators on Drilling Rigs Dual Fuel Frac Spreads and Drilling Rigs Lithium Batteries on Drilling Rigs Hi-Line Power Automated Engine Management Software

Natural Gas Powered Engines on Drilling Rigs Offering fuel flexibility and utilizing local infrastructure Able to utilize local natural gas infrastructure already available thereby reducing the need for diesel fuel transportation and consumption Cleaner burning natural gas helps to reduce emissions PTEN is a leader in rigs capable of using natural gas as a fuel source Substituting natural gas for higher-priced diesel helps to reduce fuel costs

EcoCell™ Optimizing efficiency and reducing the carbon footprint of our rig Leveraging stored energy helps to optimize fuel efficiency and reduce fuel costs. Reduced fuel consumption helps to reduce emissions. Patterson-UTI is a leader in the use of lithium batteries on drilling rigs.

Patterson-UTI provides in-house electrical engineering, hardware packaging, and installation services to power our rigs from electric utility lines This full-service offering enables our customers to utilize an optimal power solution on our drilling rig when it comes to emission impacts at the wellsite Hi-Line Electrical Power Current Power designed and manufactured utility substation

Engine Automation Automating efficient engine management to optimize fuel savings and emission reduction Automation to start and stop engines as needed to meet fluctuations in rig power demand Helps to reduce fuel costs and emissions by optimizing the average genset load and decreasing the overall genset run hours Improves dual-fuel substitution rates Available through Patterson-UTI’s CORTEX® Automation platform

Power Management Dashboard Real time remote monitoring of rig fuel consumption and emissions Monitors real time rig power usage to effectively manage fuel consumption and reduce fuel costs Interactive analytical tools allow monitoring of 40 different engine data fields (pressures, temps, speed, alarms, etc.) Available through Patterson-UTI’s PTEN+ customer data portal

Natural Gas Powered Frac Spreads Lowers emissions for environmental sustainability Lowers emissions for environmental sustainability PTEN has completed more than 17,000 dual fuel fracturing stages, saving customers more than 13 million gallons of diesel Dual fuel spreads can substitute up to 85% natural gas

EcoStart™ Automated idle-reduction system Eliminates engine idle time during frac operations by controlling starting and stopping of all pump engines on location Improves wellsite ESG performance and reduces cost by reducing equipment maintenance Compatible with all manufacturer variants of 2500-HP diesel engines

Financials

Focused on Shareholder Returns PTEN has returned more than $1 billion to shareholders in the last 10 years

Capital Allocation CAPITAL SPENDING Primarily focused on maintenance, which increases with activity levels Equipment reactivations on a disciplined basis Major upgrades backed by term contracts SHAREHOLDER RETURNS Focused on maintaining a stable dividend with increases when economics allow Shareholder returns augmented by opportunistic share repurchases MAINTAIN STRONG BALANCE SHEET While no near-term debt maturities, opportunistically build cash for future debt repayment

Strong Financial Position ~1.5x Net Debt to Adjusted EBITDA forecast by end of 2022 Net debt of $810 million at March 31, 2022 No near-term debt maturities at March 31, 2022 $510 million 3.95% senior notes due 2028 $349 million 5.15% senior notes due 2029 Favorable credit ratings Moody’s – Baa3 S&P – BB+

No Near-Term Debt Maturities At March 31, 2022, $600 million available under revolving line of credit that matures in 2025 ($550 million available after 2024)

Appendix

Non-U.S. GAAP Financial Measures U.S. Drilling Average Adjusted Gross Margin Adjusted gross margin is defined as revenues less direct operating costs and excludes, other operating expenses, net, selling, general and administrative expenses and depreciation, amortization and impairment. Average adjusted gross margin per operating day is defined as adjusted gross margin divided by operating days. Adjusted gross margin is included as a supplemental disclosure because it is a useful indicator of our operating performance. (unaudited, dollars in thousands) 1Q 2022   4Q 2021   3Q 2021   2Q 2021   1Q 2021 Revenues $ 239,683   $ 215,121   $ 157,925   $ 141,732   $ 133,501 Less cost of sales $ (165,339)   $(161,870)   $(111,500)   $(100,070)   $ (79,339) Less depreciation, amortization and impairment $ (80,470)   $(319,973)   $ (97,160)   $ (98,592)   $ (101,674)   GAAP gross margin $ (6,126)   $(266,722)   $ (50,735)   $ (56,930)   $ (47,512) Depreciation, amortization and impairment $ 80,470   $ 319,973   $ 97,160   $ 98,592   $ 101,674   Adjusted gross margin ¹ $ 74,344   $ 53,251   $ 46,425   $ 41,662   $ 54,162                       Operating days - U.S. 10,362   9,764   7,361   6,652   6,183